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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):              May 7, 2001
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.
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  On May 7, 2001, Registrant issued the press release attached hereto as
Exhibit 99.1 and incorporated herein by reference.

FORWARD LOOKING STATEMENTS
--------------------------

  When included in this Report, the words "believes," "expects," "intends," "anticipates," "estimates," and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, the impact of competitive products, policies and pricing; product and policy demand and market responses; development of claims and the effect on loss reserves; the performance of reinsurance companies under reinsurance contracts; general economic and business conditions; changes in financial markets (interest rate, credit, currency, commodities and equities) or in the value of specific investments; changes in foreign, political, social and economic conditions; regulatory initiatives and compliance with governmental regulations; changes in foreign and domestic oil and gas exploration and production activity, and expenditures related to rig conversion and upgrade; changes in rating agency policies and practices, the results of financing efforts, and agreements and various other matters and risks, many of which are beyond the Company's control.

  The tobacco industry continues to be subject to health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke, legislation, including actual and potential excise tax increases, increasing marketing and regulatory restrictions, governmental regulation, privately imposed smoking restrictions, litigation, including risks associated with adverse jury and judicial determinations, courts reaching conclusions at variance with the general understandings of applicable law, bonding requirements and the absence of adequate appellate remedies to get timely relief from any of the foregoing, and the effects of price increases related to concluded tobacco litigation settlements and excise tax increases on consumption rates. Developments in any of these areas, which are more fully described elsewhere in this Report could cause the Company's results to differ materially from results that have been or may be projected by or on behalf of the Company. These forward-looking statements speak only as of the date of this Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(a)   Exhibits.

Exhibit 99.1   Press Release issued by Loews Corporation, dated May 7, 2001.

Exhibit 99.2 Stipulation And Agreed Order Regarding Stay Of Execution Pending Review and Related Matters.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                   LOEWS CORPORATION
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                                                   (Registrant)




Dated:  May 8, 2001                                  By:  /s/ Barry Hirsch
                                                        ----------------------
                                                             Barry Hirsch,
                                                        Senior Vice President,
                                                         Secretary and General
                                                                Counsel

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